UNITED STATES
               Securities and Exchange Commission
                     Washington, D.C. 20549

                      ____________________

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report - March 15, 2001
       (Date of earliest event reported:  February 28, 2001)


                  EL PASO ENERGY PARTNERS, L.P.

     (Exact name of registrant as specified in its charter)

       Delaware                      1-11680             76-0396023
(State or other jurisdiction  (Commission File Number)(I.R.S. Employer
    of incorporation)                                Identification Number)


                            El Paso Building
                         1001 Louisiana Street
                          Houston, Texas  77002
                 (Address of principal executive offices)
                              (Zip Code)


 Registrant's telephone number, including area code: (713) 420-2131

Item 2.  Acquisitions or Dispositions of Assets.

     On February 28, 2001, we completed our $133 million acquisition of the south Texas fee-based natural gas liquids
(NGLs) transportation and fractionation assets from a subsidiary of El Paso Corporation. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (a) Pro forma financial statements and required audited financial statements will be included by amendment.

     (b) Exhibits

     Exhibit number      Description

     99.1                Press release dated March 7, 2001.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 15, 2001            EL PASO ENERGY PARTNERS, L.P.

                              By:       /s/ D. Mark Leland
                                  ---------------------------------
                                            D. Mark Leland
                                         Sr. Vice President and
                                             Controller
                                      (Chief Accounting Officer)

                          Exhibit Index


Exhibit No.    Description
-----------    ------------

 99.1          Press release dated March 7, 2001.